UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2026

TRIO-TECH INTERNATIONAL
(Exact Name of Registrant as Specified in Its Charter)

California	1-14523	95-2086631
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Block 1008 Toa Payoh North, Unit 03-09
Singapore 318996
(Address of Principal Executive Offices) (Zip Code)

(65) 6265 3300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TRT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 28, 2026, Trio-Tech International, a California corporation (the “Company”), through its subsidiary Trio-Tech (Malaysia) SDN BHD (“Trio-Tech Malaysia”), entered into a lease agreement (the “Lease”) with Skygate Technology (M) SDN. BHD. (the “Landlord”), effective as of June 1, 2026, pursuant to which Trio-Tech Malaysia will lease approximately 104,000 square feet of space located at 2481, Tingkat Perusahaan 4, Kawasan Perusahaan Perai, 13600 Perai, Pulau Pinang (the “Premises”).

The term of the Lease will commence on June 1, 2026 and will expire on May 30, 2028 (the “Expiration Date”). The Company has the option to extend the Lease for one additional one-year term, subject to the terms therein. The monthly base rent due under the Lease shall initially be approximately $115,000 per month. The Landlord has the right to terminate the Lease upon customary events of default. The Company is also required to pay a security deposit in the amount of approximately $539,000 which will be refunded without interest to the Company by the Landlord in accordance with the terms and conditions of the Lease, unless Trio-Tech Malaysia vacates the Premises prior to the Expiration Date. The Company shall also pay the Malaysian Sales and Service Tax imposed in connection with this Agreement to the appropriate authority.

The foregoing summary of the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description

10.1*	Lease Agreement, by and between Trio-Tech (Malaysia) SDN BHD and with Skygate Technology (M) SDN. BHD, dated April 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* In accordance with Item 601(a)(5) of Regulation S-K, certain schedules or similar attachments to this exhibit have been omitted from this filing

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trio-Tech International
Date: May 4, 2026	By:	/s/ Srinivasan Anitha
Srinivasan Anitha
Chief Financial Officer